                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of the ICAP Funds, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature             Title         Date
---------           --------   -------------


/s/: Peter Meenan   Director   April 4, 2007
-----------------
Peter Meenan

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of the ICAP Funds, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                   Title         Date
---------                 --------   -------------


/s/: Robert P. Mulhearn   Director   April 4, 2007
-----------------------
Robert P. Mulhearn

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, her true and lawful attorney-in-fact and agent, with full power in each of them to sign in her name, to make, execute and sign the Registration Statement of the ICAP Funds, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms her signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                Title         Date
---------              --------   -------------


/s/: Susan B. Kerley   Director   April 5, 2007
--------------------
Susan B. Kerley

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of the ICAP Funds, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                 Title         Date
---------               --------   -------------


/s/: Brian A. Murdock   Director   April 5, 2007
---------------------
Brian A. Murdock

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Thomas Lynch, his true and lawful attorney-in-fact and agent, with full power in each of them to sign in his name, to make, execute and sign the Registration Statement of the ICAP Funds, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his signature as it may be signed by any of these attorneys-in-fact and agents, or his substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                  Title          Date
---------                ---------   -------------


/s/: Stephen P. Fisher   President   April 4, 2007
----------------------
Stephen P. Fisher